Corporate Presentation Pursuing Global Decarbonization with June 2022 BORON+ Exhibit 99.1

Cautionary Statements FORWARD-LOOKING STATEMENTS The information in this Presentation includes “forward looking statements.” All statements other than statements of historical fact included in this Presentation regarding our business strategy, plans, goals and objectives are forward looking statements. When used in this Presentation, the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “budget,” “target,” “aim,” “strategy,” “estimate,” “plan,” “guidance,” “outlook,” “intend,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions are intended to identify forward looking statements, although not all forward looking statements contain such identifying words. These forward looking statements are based on 5E’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to the extraction of the critical materials we intend to produce and advanced materials production and development. These risks include, but are not limited to: our limited operating history in the borates and lithium industries and no revenue from our proposed extraction operations at our properties; our need for substantial additional financing to execute our business plan and our ability to access capital and the financial markets; our status as an exploration stage company dependent on a single project with no known mineral reserves and the inherent uncertainty in estimates of mineral resources; our lack of history in mineral production and the significant risks associated with achieving our business strategies, including our downstream processing ambitions; our incurrence of significant net operating losses to date and plans to incur continued losses for the foreseeable future; risks and uncertainties relating to the development of the Fort Cady Project (“Fort Cady”), including our ability to timely and successfully complete our Small Scale-Boron Facility; and other risks. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward looking statements. No representation or warranty (express or implied) is made as to, and no reliance should be placed on, any information, including projections, estimates, targets and opinions contained herein, and no liability whatsoever is accepted as to any errors, omissions or misstatements contained herein. You are cautioned not to place undue reliance on any forward looking statements, which speak only as of the date of this Presentation. Except as otherwise required by applicable law, we disclaim any duty to update and do not intend to update any forward looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Presentation. MARKET AND INDUSTRY DATA This Presentation has been prepared by 5E and includes market data and other statistical information from third party sources, including independent industry publications, government publications or other published independent sources. Although 5E believes these third party sources are reliable as of their respective dates for the purposes used herein, neither the Company or any of its affiliates, directors, officers, employees, members, partners, shareholders or agents makes any representation or warranty with respect to the accuracy or completeness of such information. Although the Company believes the sources are reliable, it has not independently verified the accuracy or completeness of data from such sources. Some data is also based on 5E’s good faith estimates, which are derived from its review of internal sources as well as the third party sources described above. Additionally, descriptions herein of market conditions and opportunities are presented for informational purposes only there can be no assurance that such conditions will actually occur or result in positive returns. CAUTIONARY NOTE REGARDING RESERVES Unless otherwise indicated, all mineral resource estimates included in this Presentation have been prepared in accordance with, and are based on the relevant definitions set forth in, the SEC’s Mining Disclosure Rules and Regulation S-K 1300 (each as defined below). Mining disclosure in the United States was previously required to comply with SEC Industry Guide 7 under the Exchange Act (“SEC Industry Guide 7”). In accordance with the SEC’s Final Rule 13-10570, Modernization of Property Disclosure for Mining Registrant, the SEC has adopted final rules, effective February 25, 2019, to replace SEC Industry Guide 7 with new mining disclosure rules (the “Mining Disclosure Rules”) under sub-part 1300 of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”) (“Regulation S-K 1300”). Regulation S-K 1300 replaces the historical property disclosure requirements included in SEC Industry Guide 7. Regulation S-K 1300 uses the Committee for Mineral Reserves International Reporting Standards (“CRIRSCO”)-based classification system for mineral resources and mineral reserves and accordingly, under Regulation S-K 1300, the SEC now recognizes estimates of “Measured Mineral Resources,” “Indicated Mineral Resources” and “Inferred Mineral Resources,” and require SEC-registered mining companies to disclose in their SEC filings specified information concerning their mineral resources, in addition to mineral reserves. In addition, the SEC has amended its definitions of “Proven Mineral Reserves” and “Probable Mineral Reserves” to be substantially similar to international standards. The SEC Mining Disclosure Rules more closely align SEC disclosure requirements and policies for mining properties with current industry and global regulatory practices and standards, including the Australasian Code for Reporting of Exploration Results, Mineral Resources and Ore Reserves, referred to as the “JORC Code.” While the SEC now recognizes “Measured Mineral Resources,” “Indicated Mineral Resources” and “Inferred Mineral Resources” under the SEC Mining Disclosure Rules, investors should not assume that any part or all of the mineral deposits in these categories will be converted into a higher category of mineral resources or into mineral reserves.

5E Sitting at the Crossroads of Major Emerging Themes Global Decarbonization and Push to Net Zero Emissions Ensuring Supply of Critical Materials for 21st Century Industries Preservation of Domestic Security & Integrity of Food Supply Chains Enabling ESG-centric Industries

Seeking to Become a Global Leader in BORON+ Advanced Materials We are in the Right Place, at the Right Time, with the Right Asset Our Plan Commercialize our Fort Cady resource to secure boron and lithium supply, build downstream value-add processing capabilities and establish commercial partnerships Our Impact Pursue global decarbonization by developing innovative BORON+ applications, providing a secure source of BORON+ advanced materials to global supply chains, and supporting food security 5E STRATEGIC VISION Focused on becoming a vertically integrated global leader and supplier of boron specialty and advanced materials, complemented by lithium production capabilities

BORON+ Coming Into Focus; 5E Focused on Becoming an Advanced Materials Leader

BORON+ Fundamentals

Critical Material, Essential to Everyday Life
Advantaged elemental properties; essential across a wide range of applications with limited substitution

Enabler of Future ESG-centric Industries
Powering industries of the future with high end use applications including batteries, EVs and renewable energy infrastructure

Scarce Resource and Duopolistic Supply
85% of global supply controlled by two companies; downstream supply concentrated in China; governments taking action(1)

Accelerating Demand Growth
Traditional and decarbonization-focused applications driving 10x consumption growth by 2050E creating undersupply scenario(2)

Critical Material with Significant Growth Potential

Why 5E Advanced Materials

Rare and Large Resource Asset
Access to a rare boron and lithium resource; strategic U.S. location; Critical Infrastructure designation by U.S. government

Aiming to Build Vertically Integrated Model
Proposed differentiated model with a focus on access to inputs, downstream partnerships, and target intellectual property

Advancing Commercialization Plan
Key initial permits in place; targeting completion of SSBF construction around the end of CY 2022; proposed large-scale initial commercial production targeted for 2025

Experienced Leadership Team
Proven team with deep project execution and operational experience, including in advanced materials

Differentiated Platform and Opportunity

(1) U.S. Department of Energy establishment of the Critical Minerals Strategy, President of the United States executive order to ensure secure and reliable supplies of critical materials, and EU designation of boron as "high" critical status in their Critical Raw Materials for Strategic Technologies and Sectors policy.
(2) Per Credit Suisse equity research – upside demand case.

5

BORON+ Fundamentals BORON+

Superior Physical Properties; Wide Application Set and Essential to Everyday Life

Superior Physical Properties Enhance Critical Applications

5
B
Boron
Metalloid

Hardness	*Only Carbon (diamond) is harder than Boron composites*
Light Weight	*5th lightest of all elements after Lithium and Beryllium*
Heat Resistant	*Only 11 elements have higher melting points (3,771°F)*
Anti-Microbial	*Boron clusters have anti-biofilm activity and are less prone to drug resistance*
Corrosion Resistant	*Boron-infused metals and specialty ceramics reduce corrosion propensity*

Attractive Use Profile


Higher Value in Use Applications
19%
Other
(Magnets, Nuclear, Defense, Pharma)
51%
Glass
(Borosilicate Glass, Fiberglass Composites)
13%
Micronutrient
15%
Ceramics
2% Detergents

✓ **Potential for substantial growth as decarbonization-oriented industries evolve over time**

✓ **Wide range of traditional applications, with limited substitutability provides stable demand**

Source: Company materials, Royal Society of Chemistry and Global Market Insight.

7

Usage and Value in the Market Shifting Towards Future Facing Applications Industrial-Oriented Value-Add Applications Specialized End Uses Images courtesy of Pixabay. Materials Applications Ulexite Colemanite Micronutrients Fiberglass Ceramics Boric Acid Boron Oxide Solar Glass EV Magnets / Panels / Glass Wind Turbine Blades Boron Carbides Boron Nitrides Aerospace Ceramics Borosilicate Glass for Fiber Optic Networks Glass, Ceramics and Materials for Satellites $ $$ $$$

BORON+ a Critical Building Block in Enabling Decarbonization & Security; Supporting UN Sustainable Development Goals

Electric Vehicles

~30% CAGR
Global Electric Vehicles Growth (2020-2030)

~145m
Global Electric Vehicle Growth (2020–2030)

✓ **Accelerating a Net-Zero Future**

Green Energy

~6% CAGR
Global Installed Wind & Solar Capacity (2019-2050)

~$55 Trillion
Global "Green" Energy Infrastructure Investment (2016-2050) [1]

✓ **Promoting Sustainable and Resilient Infrastructure**

Food Security

~1.9 Billion
Increase in Global Population (2020-2050)

>40%
Lands Experiencing Severe Yield Reductions by 2050

✓ **Improving Global Nutrition and Health**

Domestic Security

~5% CAGR
U.S. Defense Expenditure (1999-2019)

>$2 Trillion
Global Spending on Defense (2021)

✓ **Promoting Innovation and Human Security**

BORON+ the "Enabler Mineral"


Electric Vehicles & Transportation

High Strength Boron Steel
Boron Magnets for Drivetrains


Solar PV and Wind Infrastructure

Borosilicate Glass & Coatings
Light-Weight Boron Fiberglass


Fertilizers & Nutrients

Boron Micronutrients
Super Fertilizers


Advanced Military Applications

Boron-Infused Tank Armor Plating
Boron Rods for Nuclear Reactors

Source: EIA, IEA, United Nations, PGFP, Congressional Budget Office and Stockholm International Peace Research Institute.
Images courtesy of Pixabay.
1) Reflects cumulative global renewable, electrification and infrastructure, and energy efficiency investment under the International Renewable Energy Agency's Planned Energy Scenario.

9

Global Supply Duopoly and Downstream Concentration; Governments Taking Action

Global Supply Dynamics



~60%
of global supply from Turkey & its state-owned assets
~85%
of global supply from two companies (Eti Maden & Rio Tinto)
~80%
of downstream Boron Carbide market is supplied by China

Supply Concentration in Geopolitically Challenged Areas	Global Duopoly Challenges Supply Chains & Access	Diversification of Advanced Material Supply is Needed

Establishment of the Critical Minerals Strategy Establishing that Several Clean Energy Technologies Materials are at Risk of Supply Disruptions

December 2010

Executive Order 13817 – "A Federal Strategy to Ensure Secure and Reliable Supplies of Critical Materials"

December 2017

European Commission

Designation of Boron as "High" Critical Status in their Critical Raw Materials for Strategic Technologies and Sectors in the EU

2020

Fort Cady – Critical Domestic Infrastructure

Fort Cady designated as Critical Infrastructure by the Cybersecurity and Infrastructure Security Agency ("CISA")

- Designation confirmed in February 2022
- Supported by U.S. Congress and California State Legislature
- Supports our goal of having an important role in providing critical and strategic materials to the challenged global supply chain

The Global Supply Chain Demands a New, Stable Source to Deliver Critical BORON⁺ Advanced Materials

Source: Millcreek Mining Group, Global Market Insights Inc., U.S. Geological Survey and INTEK Inc.

10

Confluence of Demand Growth and Growing Supply Shortfall

Boron Demand Growth[1]
(k tons; boric acid equivalent)



50,000
10,000
8,000
6,000
4,000
2,000
-
+10x Growth
+2x Growth
2020
2030
2050
Decarbonization Applications
Non-Decarbonization Applications

Expected Demand Growth Driven by Key Decarbonization Sectors

Supply / Demand Imbalance[1]
(k tons; boric acid equivalent)

Emerging strength in boric acid prices observed in 2022; up >50% in CQ1 2022 vs. 2020-2021



Expected Widening of BORON+ Supply Gap Over Time
12,000
10,000
8,000
6,000
4,000
2,000
-
2022
2024
2026
2028
Turkey
United States
Rest of World
Demand Estimate

Continued Supply Pressures Bringing the BORON+ Supply Gap into Focus

Source: Credit Suisse Equity Research.
Note: Elemental boron figures converted to boric acid equivalent at a ratio of 1-to-5.72.
(1) Displayed data based on the "High Demand" case. Alternatively, under the "Low Demand" case, boron demand growth is expected to increase by ~2x in 2030 and ~4x in 2050 relative to 2020.

11

Few Near-Term Supply Alternatives Potentially Entering Service Besides 5E

5E

Production: Up to 500k tons per year[(1)]	***Production:*** Excluding Jadar, balance of projects will fail to satisfy anticipated future total demand growth at current production rates[(3)]
Timing: SSBF Expected to be in Production in 2023[(2)]	***Timing:*** Multi-year development timelines given competing projects are in exploration and feasibility study stage
Location: United States (Domestic)	***Location:*** Both domestic and international (Europe, LatAm)

(k tons per year; boric acid equivalent)



Up to 500
313
Licenses Currently Revoked
192
180
40
Undisclosed

	5E	RioTinto	ioneer	ERIN Ventures Inc.	Bacanora Lithium	Euro Lithium Borates
	Fort Cady	***Jadar[(4)]***	***Rhyolite Ridge***	***Piskanja***	***El Cajon***	***Rekovac***
Location	California, USA	Lonzica, Serbia	Nevada, USA	Piskanja, Serbia	Mexico	Serbia
Stage	*Building SSBF*	*Feasibility Study*	*DFS Stage*	*Exploration Stage*	*Exploration Stage*	*Exploration Stage*
Boron Mineral	*Colemanite*	*Jadarite*	*Searlesite*	*Colemanite*	*Colemanite*	*Searlesite*
Product	*Boron, Lithium*	*Boron Co-Product*	*Boron Co-Product*	*Boron Only*	*Boron Only*	*Boron Co-Product*

Source: Company materials, Credit Suisse Equity Research, and publicly available information.

(1) Initial target production at Fort Cady of 250,000 tons per year of boric acid. Based on the project update from May 2022, long-term production potential estimated at up to 500,000 tons per year of boric acid.

(2) SSBF is currently under construction with completion targeted for around the end of 2022, with production expected to begin in 2023.

(3) According to Credit Suisse report on Boron, traditional and decarbonization-focused applications will drive 10x demand growth by 2050E. Excluding Rio Tinto Jadar project, balance of projects currently produce a total of 412k tons of boric acid equivalent per year.

(4) In January 2022, the Serbian government revoked Rio Tinto's project licenses for the Jadar project following protests by various environmental groups.

12

Why 5E Advanced Materials BORON+

Significant Resource in Strategic Location with Accessible Infrastructure Rare and large colemanite borate deposit, which we believe is one of the largest known new conventional deposits globally Develop and commercialize Fort Cady to produce an economical and secure supply of boron and lithium by focusing on a more environmentally friendly in-situ extraction process as compared to traditional mining Co-product benefits (Lithium, SOP, Gypsum) Significant Resource & Processes Accessible infrastructure (water, utilities, rail) Logistics advantaged, with close proximity to two ports for potential future transportation and distribution to market Proximity and access to reagents Strategic Location with Accessible Infrastructure 324ppm Lithium Concentration 6.52% Boric Acid Grade 109MsT Total Resource

Lower carbon footprint Attractive cost profile with multi-material exposure (Boron + Lithium) Build or buy advanced material capabilities Enter agreements to deliver BORON+ advanced materials Go-to-market strategy underpinned by commercial partnerships R&D to innovate new decarbonization-enabling applications Building a Fully Integrated BORON+ Advanced Materials Business Raw Material $ Boric Acid $$ Boron Oxide $$$ Carbides / Nitrides $$$$ 5E Focused on Becoming a Leader in BORON+ Advanced Materials Supply Chain Mineral 2nd Derivative 3rd Derivative 4th+ Derivatives Extraction 1 Process 2 Value-Add 3 Access to upstream supply & resource Up to 500 ktpa target run-rate production 6.52% boric acid grade Cost optimizing large scale complex using Small-Scale Boron Facility Applications

Building Our Competitive Strategic Advantage Long-Term Agreements Critical Infrastructure Supports Key Sectors Innovation & Intellectual Property Focus on green end uses that enable decarbonization Build diversified portfolio of leading, value-add BORON+ products Position 5E as thought leader and important U.S. supplier of lithium Build proprietary processes and capabilities Continuous focus on R&D to identify new product opportunities and develop IP portfolio Leverage partnerships with research institutions Advancing customer discussions for boron advanced materials Future delivery of product via mutually beneficial commercial agreements Embedding 5E in supply chains to drive earnings durability Partnership feedback to drive product development & innovation Non-binding letter of intent for boron specialty and advanced materials to be potentially used in Corning’s specialty glass products June 2022 Research agreement aims to enhance the performance of permanent magnets through increased usage of boron March 2022 Fort Cady designated Critical Infrastructure by Department of Homeland Security’s Cybersecurity and Infrastructure Security Agency February 2022 Momentum for Fort Cady and our Advanced Materials Business Georgetown University

Pragmatic Approach to Commercializing our Fort Cady Project and Building the Business Assembled U.S. based management team Key initial permits in place Upgraded Fort Cady resource Project updated to increase boron capacity with complementary lithium Signed customer LOIs and partnerships Commenced construction of SSBF Complete construction of SSBF (Around CQ4 2022) Engineer and cost optimize proposed large-scale complex Advance commercial partnerships and supply agreements Increase awareness of 5E and boron with equity research initiations and outreach 2025E Commercialization and Durability 2026E & Beyond Advanced Materials Leadership & Further Growth 2022E – 2023E Initial Operations and Optimization Key Milestones Completed Business Building Complete construction of proposed large-scale complex with targeted production capacity of up to 250,000 tons of boric acid per year; early estimates targeting up to several thousand tons of lithium carbonate per year Accelerate boron advanced materials business Potentially expand boric acid capacity up to 500,000 tons per year Continue Salt Wells exploration to potentially diversify supply sources Note: Timelines are estimates and targets only and subject to change. Investors are cautioned not to place any undue reliance or make investment decisions based on this timeline, which is inherently uncertain. For further information, please see “Risk Factors” in our public filings.

Optimizing the Business Plan Through the Small-Scale Boron Facility Early 2022: Procured long-lead time equipment; major equipment on-site or scheduled for delivery March 2022: Substantially completed detailed engineering, structural and foundation design work April 2022: Awarded construction contract and broke ground on construction May 2022: Completed four injection recovery wells that will support extraction and feedstock for Small-Scale Boron Facility Balance of 2022: Advance construction activities towards completion around CQ4 2022 Project Highlights P No lost time injuries, with heightened focus on safety and well-being of site personnel Target First Production of Boric Acid in 2023 P SSBF intended to demonstrate operational capabilities and provide for cost optimization of our proposed large-scale complex P Under construction; injection wells completed and majority of major equipment secured Project Update & Timeline P Key initial permits in place for operation at initial target production levels P Production output will be used to potentially support customer contracting and downstream advanced materials activities

Ongoing virtual design and site layout work, including lithium processing unit Process flow, water management, product storage, transportation and power supply optimization Path to Commercialization and Growth of our Proposed Large-Scale Boron and Lithium Complex Small-Scale Boron Facility used to detail engineer and cost optimize our proposed large-scale complex Targeting 250,000 tons per year of boric acid production and up to several thousand tons of lithium carbonate per year (based on early estimates) Deliver secure supply into the market and position 5E as an important domestic supplier of lithium Targeting incremental capacity increases over time to continue scaling the proposed large-scale complex Estimated potential for up to 500,000 tons per year of boric acid production; engineering for flexibility to opportunistically expand capacity to take advantage of market and pricing dynamics Develop boron advanced materials capabilities, transitioning into higher value-in-use product mix Preliminary Design of Proposed Large-Scale Boron and Lithium Complex (Targeting 250 ktpa) P P Initial Commercial Production Long-Term Growth Potential Targeting Commercial Production in 2025 Long-Term Growth Opportunity

Sustainability is an Important Focus of our Business Enabling Decarbonization with Advanced Materials BUILT-IN SUSTAINABILITY ENERGY TRANSITION PRODUCTION IMPACTS COMMUNITY IMPACTS FOCUS ON INNOVATION ‘Clean sheet’ advantage… Board engaged Sustainability work underway Diverse Board and leadership Culture and mindset Applications enable decarbonization… Emissions reduction UN Sustainable Development Goals (SDG’s) Consume fewer resources… In-situ extraction Closed loop water use Pre-heated solution Process energy management Integrated derivative production Community prosperity… Growing workforce Specialized training Local procurement and investment New applications… University research agreement Joint Development Agreements with customers Technical / research collaborations Building Blocks of 5E’s Sustainability Strategy ‘Clean Sheet’ Advantages Focus on Innovation Collaboration and Partnerships Climate Change Focus Supporting UN Sustainable Development Goals

Leadership Team Leadership Team With Diverse Skillsets and Proven Execution Capabilities Tyson Hall COO Henri Tausch President, CEO, Director Paul Weibel CFO Dr Dinakar (Dino) Gnanamgari CCO & CTO Chantel Jordan SVP, General Counsel and CPO Chance Pipitone SVP, Corp Dev & IR 5E Board of Directors David Salisbury Non-Executive Chair Jimmy Lim Non-Executive Director Palvi Mehta Non-Executive Director Stephen Hunt Non-Executive Director Henri Tausch President, CEO & Director

Critical Material, Essential to Everyday Life Enabler of Future ESG-centric Industries Scarce Resource and Duopolistic Supply Accelerating Demand Growth P P P P BORON+ Coming into Focus; 5E Focused on Becoming an Advanced Materials Leader Why BORON+ Rare and Large Resource Asset Aiming to Build Vertically Integrated Model Advancing Commercialization Plan Experienced Leadership Team P P P P Why 5E Advanced Materials Differentiated Platform and Opportunity Critical Material with Significant Growth Potential

Appendix BORON+

BORON⁺ is an Essential Input in the Electrification of Transport

Governments

50% Share by 2030	*20% Share by 2025*
7mm+ EVs by 2030	*End Gasoline Sales by 2035*

Government Policies Mandating EV Market Share

Manufacturers

Tesla: *Fully Electric*	GM: *30 New Models by 2025*
Ford: *40 New Models by 2022*	BMW: *25 New Models by 2023*

Billions of Investment in Research by OEMs

Boron Applications in Electric Vehicles

~13Kg of Boric Acid equivalent weight per electric vehicle


BODY PANELS
BOROSILICATE GLASS
CERAMIC BRAKES
POLYMER ADDITIVES
BATTERY PACKS
PERMANENT MAGNETS
HIGH STRENGTH STEEL CHASSIS

Boric Acid Demand from EVs

(k tons per year)


403
CAGR: 16.6%
87
2021
2031
High Strength Boron Steel
Nd Magnets, Other

Source: Kline Report, SAI Industrial LLC, CNN and GlobalData Power Intelligence Center. EIA and U.S. government.
Note: Usage of volumes presented on a Boric Acid equivalent basis.

24

BORON+ Helps Power the Clean Energy Revolution

✓	**Biden Infrastructure Bill (2021)**	$73 billion to improve U.S. infrastructure, including electrical infrastructure & power
✓	**Methane Emission Reduction Plan (2021)**	EPA proposal to reduce methane by 74%; programs designed to promote clean energy infrastructure
✓	**Net Zero World Initiative (2021)**	Accelerate global decarbonization to achieve net zero by 2050E

U.S. Renewables Generation Mix

(%)

EIA projects renewables share of U.S. electricity generation mix will double by 2050



2x Growth
21%
42%
2020
2050

Boron Applications in Renewable Energy Production & Downstream Energy Efficiency



FIBERGLASS BLADES
PERMANENT MAGNETS FOR GENERATORS
BOROSILICATE GLASS
ANTIREFLECTIVE COATINGS

DOWNSTREAM ENERGY EFFICIENCY

- ✓ Ceramic Tiles
- ✓ Cellulose Insulation
- ✓ Storage (Batteries & Capacitors)

Boric Acid Demand from Wind Turbines

(k tons per year)



CAGR: 12.6%
48
155
2021
2031
Nd Magnets
Fiberglass

Source: Kline Report, White House and EIA.

25

Source: Company materials. S-K 1300 Compliant Mineral Resource Estimate Resources MsT B2O3 % H3BO3 % Li ppm B2O3 MsT H3BO3 MsT Measured 35.96 6.57 11.67 330 2.36 4.2 Indicated 61.59 6.51 11.55 318 4.01 7.12 Total M&I 97.55 6.53 11.61 324 6.37 11.31 Inferred 11.43 6.40 11.37 324 0.74 1.31 Total M, I&I 108.98 6.52 11.60 324 7.11 12.62 Fort Cady Mineral Resource Estimate Total S-K 1300 and Uncontrolled Mineral Resource Estimate at 2% cut-Off Grade Resources MsT B2O3 % H3BO3 % Li ppm B2O3 MsT H3BO3 MsT Total M, I&I 326.55 4.62 8.22 323 15.09 26.85

Project Update Focused on Boron and Lithium; Aligned with Long-term Objectives

- Update to the Fort Cady project plan announced in May 2022 to **focus primarily on** developing **boron and lithium production**
- **Strategy aligned with our mission** to become a global leader in enabling industries addressing decarbonization
- **Reinforced by favorable market conditions** and **growing importance of critical materials** such as Boron and Lithium

✓ Importance of Critical Materials

Fort Cady designated **critical infrastructure**, strategically positioned to support domestic critical material security

✓ Boron & Lithium Definition

Large and rare resource substantiated by SK-1300 report; opportunity to efficiently **commercialize both materials**

✓ Small-Scale Boron Facility

Commenced construction on facility to deliver engineered capacity of 2,000 tons (CQ4 2022); **foundation for design, engineering and cost optimization of proposed large-scale complex, customer qualification and R&D**

✓ Proposed Large-Scale Complex

Target initial boric acid capacity of 250,000 tons per year, with early estimates targeting up to several thousand tons of lithium per year (2025); **potential for up to 500,000 tons boric acid**

Boron

- Stable demand with growing application set
- Nascent market awareness; runway to grow
- Proprietary materials and high barriers to entry

\+

Lithium

- Widely recognized critical material with significant EV market opportunity
- Enabler of EVs and decarbonization
- Potential to become important participant in U.S. lithium market

27

Integrated Processes to Maximize Clean BORON+ Extraction & Processing Processing and Extraction Centered Around Recyclability (‘Closed Loop’), Low Carbon Intensity, and Integration to Maximize Extraction of Co-Products Recycled Water Boric Acid Reagent Extraction Process Processing & Refinement 3% Reagent 97% Water Environmentally-Friendly In-Situ Extraction Process (Compared to Traditional Mining) Expected to Produce an Economical and Secure Supply of Boron and Lithium Sell Boric Acid & Lithium Carbonate Specialty Materials Direct into Established Markets; Boric Acid Feed for Downstream Business Develop Downstream BORON+ Advanced Material Capabilities for Higher-Value Applications To Market Boric Acid Lithium Carbonate Other Co-Products Advanced Material Feedstock BORON+ Advanced Materials Downstream advanced material evaluation for derivatives beyond Boric Acid Key discussions with specialty chemical manufacturing companies with strategic alignment Explore partnerships with universities and other institutions for BORON+ research and development Reagents 29

Boric Acid Boron Oxide Boron Carbide Ores & Concentrate Specialty Materials Advanced Materials The BORON+ Supply Tree Extracting Greater Value in Downstream Advanced and Specialty Materials Zinc Borates Ammonium Pentaborate Potassium Pentaborate Boron Nitride Amorphous Boron Sodium Borohydride Price to Value in Use Established Market / Price Option to sell specialty into established market with growing demand Provides cash flow base Significant Value in Advanced Materials Specialization enables superior value extraction Opportunity to build significant intellectual property portfolio Customer partnerships to drive product-market alignment, and embed 5E in critical supply chains Source: SAI Industrial, LLC, Global Market Insights, LLC, and Company estimates. Colemanite Ulexite Tincal (Borax) Kernite

Contribution to the UN Sustainable Development Goals

5E Operations Focused On:	UN SDG	5E Potential Products:
	1 NO POVERTY	▪ Insulation adds climate resilience and reduces energy use and costs
	2 ZERO HUNGER	▪ Micronutrients generate higher yields and support soil quality preservation
▪ Safe and healthy work environment	3 GOOD HEALTH AND WELL-BEING	▪ EVs lower carbon emissions and reduce air pollution ▪ Pharmaceuticals support well-being
▪ Process energy efficiency	7 AFFORDABLE AND CLEAN ENERGY	▪ Renewable infrastructure accelerates transition to a net-zero future
▪ Job creation and skills training	8 DECENT WORK AND ECONOMIC GROWTH	
▪ Local economic activity and infrastructure investment	9 INDUSTRY, INNOVATION AND INFRASTRUCTURE	▪ Composites improve performance and lifespan of sustainable infrastructure

5E Operations Focused On:	UN SDG	5E Potential Products:
	10 REDUCED INEQUALITIES	▪ Micronutrients help counter climate change effects on agriculture in poorer countries
	11 SUSTAINABLE CITIES AND COMMUNITIES	▪ Visual displays and devices advance electrification ▪ Fiber optics enable access to services
▪ Local derivatives processing ▪ Closed loop water recycling	12 RESPONSIBLE CONSUMPTION AND PRODUCTION	▪ Boron enhances strength, durability, and life of products ▪ Cellulose insulation products use recycled material
▪ Pre-heated solution reduces energy use	13 CLIMATE ACTION	▪ Permanent magnets and battery units improve EV performance and range ▪ Protective materials reduce resource use and extend asset life
▪ In-situ extraction reduces land disturbance and eliminates overburden	15 LIFE ON LAND	
▪ University research and technical collaboration	17 PARTNERSHIPS FOR THE GOALS	

Source: United Nations: The Global Goals for Sustainable Development (SDGs).

30

BORON+ For Additional Information Please Contact: Chance Pipitone Investor Relations – U.S. cpipitone@5eadvancedmaterials.com Elvis Jurcevic Investor Relations – Australia ej@irxadvisors.com Chris Sullivan Media chris@macmillancom.com